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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                               ----------------

                                   FORM 8-K

                               ----------------

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 10, 2007


                               ----------------

                                    EXX INC

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               -----------------



           NEVADA                       1-5654                 88-0325271
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF ORGANIZATION)                                    IDENTIFICATION NUMBER)


   1350 EAST FLAMINGO ROAD, SUITE 689
           LAS VEGAS, NEVADA                                    89119-5263
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (702) 598-3223

                               ----------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


| |  Written communications pursuant to Rule 425 under the Securities Act.

| |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 4.02      NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         On April 10, 2007, EXX INC ("EXX" or the "Company"), following a review by its management and Audit Committee, concluded that the Company should restate its previously issued financial statements and Annual Report on Form 10-K for the year ended December 31, 2006, to correct the omission of a consolidating adjustment relating to depreciation expense for 2006 attributable to an impairment charge against property and equipment recorded in a prior year. As a result of such error, depreciation expense for such period was overstated by $979,000, and operating income, income tax and net income were understated by $930,000, $333,000 and $597,000, respectively. On April 11, 2007, the Company issued a press release announcing the restatement. A copy of such press release is included as Exhibit 99 to this Current Report on Form 8-K.

         The Company anticipates that the impact of the correction of understatements will result in an increase of $0.06 per basic common share and $0.05 per diluted common share for the year ended December 31, 2006.

         The error affected only the Company's full year financial statements for 2006. The Company's quarterly reports for the periods ended March 31, June 30, and September 30, 2006 all reflected the correct depreciation expense. The Company expects to present the restatements described in this Current Report when it files with the Securities and Exchange Commission an amendment to its Annual Report on Form 10-K/A for the year ended December 31, 2006.

         Management is assessing the effect of the restatement on the Company's internal controls over financial reporting of consolidating transactions. The Company's management expects that it will conclude that a material weakness existed as of December 31, 2006 because the Company did not maintain effective controls over the review of consolidating adjustments. A material weakness is a significant control deficiency, or combination of significant control deficiencies, that result in more than a remote likelihood that a material misstatement of annual or interim financial statements will not be prevented or detected. The Company's management also expects that, as a result of this material weakness, it will conclude that the Company's disclosure controls and procedures were not effective as of December 31, 2006. The Company, under the supervision of its Chief Executive Officer and Chief Financial Officer, is currently evaluating potential steps that it can take to remediate the material weakness in its disclosure controls and procedures. The Company will take steps to remediate these weaknesses as soon as practicable.

         The decision to restate was authorized by the Board of Directors of the Company, upon the recommendation of management. They concluded that the Company's previously issued financial statements for the fiscal year ended December 31, 2006 should no longer be relied upon, pending their restatements, because of errors in those financial statements. The Company's Chief Financial Officer, the Audit Committee and the Board of Directors of the Company discussed the matters disclosed in this filing with Rothstein Kass & Company, P.C., the Company's independent registered public accounting firm.

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements speak only as of the date of this Current Report, and the Company assumes no obligation to update such forward-looking statements. Investors are cautioned that such forward-looking statements are subject to many risks and uncertainties, and may differ materially or adversely from the Company's actual results or future events. The anticipated effects of the restatement described above are preliminary and may be subject to change as the Company completes its analysis.

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ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

               (c) The following exhibit is filed as part of this report:

               Exhibit Number                          Description
               --------------                          -----------

                     99                    Press Release issued by the Company
                                           on April 11, 2007

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   EXX INC




Date:  April 12, 2007                       By:    /s/ David A. Segal
                                                   ----------------------------
                                                   Chairman of the Board
                                                   Chief Executive Officer
                                                   Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.                Description
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99                         Press Release, dated April 11, 2007